UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Tandem Diabetes Care, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Why approval is recommended. Historical option pool was depleted for option grants with 2-year vesting period to retain employees during challenging times. The overwhelming majority of options granted under the existing share reserve under the plan will be vested as of June 2020. New option pool will align recipients with stockholders to build long-term shareholder value grants. New option grants with 4-year vesting period will attract new talent and retain key personnel. Extraordinary increase in stockholder value since 2017 due to transformative financial and operating performance. Our executive compensation program, balances a strong pay-for-performance philosophy together with an appropriate focus on retaining and recruiting key talent. Former President and CEO, Kim Blickenstaff, voluntarily accepted a 2018 base salary of $1 and earned a cash bonus, only upon our achievement of significant financial objectives. As Executive Chairman, continues to play a significant role in the development of our long-term strategy and is a highly visible company representative with the investment community. Your vote is very important! We encourage you to submit your proxy or voting instructions as soon as possible.

  Tandem Diabetes Care’s original Annual Meeting was adjourned and will reconvene on June 18, 2019 at 2:00p.m. The original meeting was adjourned and rescheduled because more than a third of shares outstanding as of March 28, 2019 had not yet voted on several proposals. Election of Directors: The election of three Class III directors to serve a three-year term. Ratification of the Appointment of Independent Registered Public Accounting Firm: Ernst & Young LLP as our independent public accounting firm for the year ending December 31, 2019. Approval of Amendments to our 2013 Plan: To approve amendments to our Amended and Restated 2013 Stock Incentive Plan, by 5,000,000 shares, from 6,726,135 shares to 11,726,135 shares, and change the methodology for determining the equity awards granted to our non-employee directors pursuant to our director compensation program. Advisory Approval of the Compensation of our Named Executive Officers: to approve on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement. Advisory Approval of the Frequency of Future Stockholder Advisory Votes to Approve the Compensation of our Named Executive

Why approval is recommended. Historical option pool was depleted for option grants with 2-year vesting period to retain employees during challenging times. The overwhelming majority of options granted under the existing share reserve under the plan will be vested as of June 2020. New option pool will align recipients with stockholders to build long-term shareholder value grants. New option grants with 4-year vesting period will attract new talent and retain key personnel. Extraordinary increase in stockholder value since 2017 due to transformative financial and operating performance. Our executive compensation program, balances a strong pay-for-performance philosophy together with an appropriate focus on retaining and recruiting key talent. Former President and CEO, Kim Blickenstaff, voluntarily accepted a 2018 base salary of $1 and earned a cash bonus, only upon our achievement of significant financial objectives. As Executive Chairman, continues to play a significant role in the development of our long-term strategy and is a highly visible company representative with the investment community. Your vote is very important! We encourage you to submit your proxy or voting instructions as soon as possible.

  Tandem Diabetes Care’s original Annual Meeting was adjourned and will reconvene on June 18, 2019 at 2:00p.m. The original meeting was adjourned and rescheduled because more than a third of shares outstanding as of March 28, 2019 had not yet voted on several proposals. Election of Directors: The election of three Class III directors to serve a three-year term. Ratification of the Appointment of Independent Registered Public Accounting Firm: Ernst & Young LLP as our independent public accounting firm for the year ending December 31, 2019. Approval of Amendments to our 2013 Plan: To approve amendments to our Amended and Restated 2013 Stock Incentive Plan, by 5,000,000 shares, from 6,726,135 shares to 11,726,135 shares, and change the methodology for determining the equity awards granted to our non-employee directors pursuant to our director compensation program. Advisory Approval of the Compensation of our Named Executive Officers: to approve on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement. Advisory Approval of the Frequency of Future Stockholder Advisory Votes to Approve the Compensation of our Named Executive

Why approval is recommended. Historical option pool was depleted for option grants with 2-year vesting period to retain employees during challenging times. The overwhelming majority of options granted under the existing share reserve under the plan will be vested as of June 2020. New option pool will align recipients with stockholders to build long-term shareholder value grants. New option grants with 4-year vesting period will attract new talent and retain key personnel. Extraordinary increase in stockholder value since 2017 due to transformative financial and operating performance. Our executive compensation program, balances a strong pay-for-performance philosophy together with an appropriate focus on retaining and recruiting key talent. Former President and CEO, Kim Blickenstaff, voluntarily accepted a 2018 base salary of $1 and earned a cash bonus, only upon our achievement of significant financial objectives. As Executive Chairman, continues to play a significant role in the development of our long-term strategy and is a highly visible company representative with the investment community. Your vote is very important! We encourage you to submit your proxy or voting instructions as soon as possible.

  Tandem Diabetes Care’s original Annual Meeting was adjourned and will reconvene on June 18, 2019 at 2:00p.m. The original meeting was adjourned and rescheduled because more than a third of shares outstanding as of March 28, 2019 had not yet voted on several proposals. Election of Directors: The election of three Class III directors to serve a three-year term. Ratification of the Appointment of Independent Registered Public Accounting Firm: Ernst & Young LLP as our independent public accounting firm for the year ending December 31, 2019. Approval of Amendments to our 2013 Plan: To approve amendments to our Amended and Restated 2013 Stock Incentive Plan, by 5,000,000 shares, from 6,726,135 shares to 11,726,135 shares, and change the methodology for determining the equity awards granted to our non-employee directors pursuant to our director compensation program. Advisory Approval of the Compensation of our Named Executive Officers: to approve on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement. Advisory Approval of the Frequency of Future Stockholder Advisory Votes to Approve the Compensation of our Named Executive